COHEN & STEERS VIF REALTY FUND, INC.

SUPPLEMENT DATED MARCH 18, 2008

TO THE PROSPECTUS DATED MAY 1, 2007

On March 11, 2008, the Board of Directors of Cohen & Steers VIF Realty Fund, Inc. (the “Fund”) considered and approved a proposal to effect liquidating redemptions of all shares of the Fund. These liquidating redemptions will occur on or about April 30, 2008, unless the Board determines to effect the liquidating redemptions for the Fund on an earlier date (the “Liquidating Redemption Date”).

Until the Liquidating Redemption Date, shareholders may redeem their shares in the manner set forth in the Fund’s current Prospectus. Upon the Liquidating Redemption Date, the Fund will make liquidation distributions equal to shareholders’ proportionate interests in the net assets of the Fund. Shareholders should contact their participating insurance company for more information.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.